UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2023

NextCure, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38905	47-5231247
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9000 Virginia Manor Road, Suite 200 Beltsville, Maryland	20705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 399-4900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NXTC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 22, 2023, the board of directors (the “Board”) of NextCure, Inc. (the “Company”) approved and adopted the Second Amended and Restated Bylaws of the Company (the “A&R Bylaws”). The amendments contained in the A&R Bylaws included, among other things:

•	updated provisions relating to adjournment procedures and lists of stockholders entitled to vote at stockholder meetings, in each case, to reflect recent amendments to the General Corporation Law of the State of Delaware;

•	modified the rules for stockholder nominations to the Board by requiring that proposing stockholders provide certain written representations in accordance with the new universal proxy rules under the Securities Exchange Act of 1934 (the “Exchange Act”);

•	added a requirement that stockholder nominees for director make themselves available for interviews by the Board, if requested; and

•	require the Company to disregard proxies or votes for stockholder nominees if, after the stockholder provides notice under the new universal proxy rules, the proposing stockholder subsequently gives notice that such stockholder no longer intends to solicit proxies in support of nominees other than the Company’s nominees or otherwise fails to comply with the proxy solicitation rules under the Exchange Act.

The foregoing description of the A&R Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 22, 2023, the Company held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders: (i) elected the three Class I members of the Board, each to serve for a three-year term expiring at the Company’s 2026 Annual Meeting of Stockholders and until such director’s earlier death, resignation, or removal from the Board; and (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. Set forth below are the voting results for each of the proposals voted upon by the Company’s stockholders at the Annual Meeting.

Proposal No. 1: Election of Class I Directors

Nominee	For	Against	Abstain	Broker Non-Votes
Anne Borgman, M.D.	12,190,349	1,326,715	5,980	6,306,954
John G. Houston, Ph.D.	13,068,269	440,195	14,580	6,306,954
Garry A. Nicholson	13,067,332	451,132	4,580	6,306,954

Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2023

For	Against	Abstain	Broker Non-Votes
19,670,647	155,231	4,120	0

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Second Amended and Restated Bylaws of NextCure, Inc.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 26, 2023	NEXTCURE, INC.

	By:	/s/ Steven P. Cobourn
	Name:	Steven P. Cobourn
	Title:	Chief Financial Officer